EXHIBIT 10.5

REGISTRATION RIGHTS AGREEMENT

Dated as of September 28, 2001

By and Among

ASCENT ENERGY INC.
PONTOTOC ACQUISITION CORP.
PONTOTOC PRODUCTION COMPANY, INC.
OKLAHOMA BASIC ECONOMY CORPORATION
PONTOTOC HOLDINGS, INC.
PONTOTOC GATHERING, L.L.C.

and

JEFFERIES & COMPANY, INC.
ING FURMAN SELZ INVESTORS III L.P.
ING BARINGS U.S. LEVERAGED EQUITY PLAN LLC
ING BARINGS GLOBAL LEVERAGED EQUITY PLAN LTD.
SHARED OPPORTUNITY FUND IIB, L.L.C.
TCW LEVERAGED INCOME TRUST IV, L.P.
TCW SHARED OPPORTUNITY FUND III, L.P.
TCW/CRESCENT MEZZANINE PARTNERS, L.P.
TCW/CRESCENT MEZZANINE TRUST
TCW/CRESCENT MEZZANINE INVESTMENT PARTNERS, L.P.
TIGIST ENERGY, INC.

11¾% Senior Notes due 2006

REGISTRATION RIGHTS AGREEMENT

        This Registration Rights Agreement (the "Agreement") is dated as of September 28, 2001, by and among ASCENT ENERGY INC., a Delaware corporation (the "Company"), PONTOTOC ACQUISITION CORP., a Nevada corporation, PONTOTOC PRODUCTION COMPANY, INC., a Texas corporation, OKLAHOMA BASIC ECONOMY CORPORATION, an Oklahoma corporation, PONTOTOC HOLDINGS, INC., an Oklahoma corporation, PONTOTOC GATHERING, L.L.C., an Oklahoma limited liability company (collectively, the "Subsidiaries"), and JEFFERIES & COMPANY, INC., ING FURMAN SELZ INVESTORS III LP, ING BARINGS U.S. LEVERAGED EQUITY PLAN LLC, ING BARINGS GLOBAL LEVERAGED EQUITY PLAN LTD., Shared Opportunity Fund IIB, L.L.C., TCW Leveraged Income Trust IV, L.P., TCW Shared Opportunity Fund III, L.P., TCW/Crescent Mezzanine Partners, L.P., TCW/Crescent Mezzanine Trust, TCW/Crescent Mezzanine Investment Partners, L.P., and TIGIST Energy, Inc. as initial investors (the "Initial Investors"). The Company and Subsidiaries are referred to collectively herein as the "Issuers."

        This Agreement is entered into in connection with (a) the Exchange Agreement, dated as of the date hereof, by and among the Issuers and the Initial Investors party thereto (the "Exchange Agreement"), which provides for the issuance by the Company to the Initial Investors party thereto of $65,716,032 aggregate principal amount of its 11¾% Senior Notes due 2006, (each a "Note" and collectively, the "Notes") in exchange for all the outstanding Senior Secured Notes of Devo Holding Company LLC (the "Devo Notes"), and for the issuance to Jefferies & Company, Inc. of an additional $2,827,521 aggregate principal amount of Notes as consideration for investment advisory services, which notes are unconditionally guaranteed by the Subsidiaries, initially, and by each of the Company's future Significant Subsidiaries (as defined in the Indenture) (collectively, the "Guarantors") and (b) the Agreement and Plan of Merger dated as of the date hereof by and among the Company, Devo Holding Company, LLC, and Devo Operating Company, LLC (the "Merger Agreement"). The execution and delivery of this Agreement is a condition to the Initial Investors' obligation to exchange the Devo Notes under the Exchange Agreement.

        The parties hereby agree as follows:

1.        Definitions

  As used in this Agreement, the following terms shall have the following meanings:

          Advice: See Section 5 hereof.

          Affiliate: As such term is defined in Rule 12b-2 under the Exchange Act.

          Agreement: See the introductory paragraphs hereto.

          Blackout Period: See Section 5(k) hereof.

          Business Day: A day that is not a Saturday, a Sunday or a day on which banking institutions in New York, New York are required to be closed.

          Company: See the introductory paragraphs hereto.

          Damages Payment Date: With respect to the Notes, each Interest Payment Date.

          Demand Notice: See Section 3 hereof.

          Effectiveness Date: With respect to the Initial Shelf Registration, the 120th calendar day after the giving of a Demand Notice.

          Effectiveness Period: See Section 3(a) hereof.

          Event Date: See Section 4(b) hereof.

          Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

          Exchange Agreement: See the introductory paragraphs hereto.

          Filing Date: With respect to the Initial Shelf Registration, the 60th calendar day after the date of the giving of a Demand Notice.

          Guarantees: The Guarantees as defined in the Exchange Agreement.

          Guarantors: See the introductory paragraphs hereto.

          Holder: Any registered holder of a Transfer Restricted Security or Transfer Restricted Securities.

          Indemnified Person: See Section 7(c) hereof.

          Indemnifying Person: See Section 7(c) hereof.

          Indenture: The Indenture, dated as of the date hereof, by and among the Issuers and U.S. Bank, N.A., as trustee, pursuant to which the Notes are being issued, as the same may be amended or supplemented from time to time in accordance with the terms thereof.

          Initial Investors: See the introductory paragraph hereto.

          Initial Shelf Registration: See Section 3(a) hereof.

          Inspectors: See Section 5(n) hereof.

          Interest Payment Date: As defined in the Indenture and the Notes.

          Issue Date: The date the Notes were sold to the Initial Investors pursuant to the Exchange Agreement and issued in connection with the transactions contemplated by the Merger Agreement.

          Issuers: See the introductory paragraphs hereto.

          Liquidated Damages: See Section 4 hereof.

          NASD: See Section 5(q) hereof.

          Note or Notes: See the introductory paragraphs hereto.

          Participant: See Section 7(a) hereof.

          Person: An individual, trustee, corporation, partnership, joint stock company, trust, unincorporated association, union, business association, firm or other legal entity.

          Prospectus: The prospectus included in any Registration Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act and any term sheet filed pursuant to Rule 434 under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          Record Holders: See Section 4(b) hereof.

          Records: See Section 5(n) hereof.

          Registration Default: See Section 4 hereof.

          Registration Statement: Any registration statement of the Issuers that covers any of the Notes filed with the SEC under the Securities Act, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          Rule 144: Rule 144 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

          Rule 144A: Rule 144A promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC.

          Rule 415: Rule 415 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

          SEC: The Securities and Exchange Commission.

          Securities Act: The Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

          Shelf Registration. See Section 3(b) hereof.

          Subsequent Shelf Registration: See Section 3(b) hereof.

          Subsidiaries: See the introductory paragraphs hereto.

          TIA: The Trust Indenture Act of 1939, as amended.

          Transfer Restricted Securities: Each Note until (i) the date on which such Note has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration or (ii) the date on which such Note is distributed to the public pursuant to Rule 144 under the Securities Act or may be distributed to the public pursuant to Rule 144(k) under the Securities Act.

          Trustee: The trustee under the Indenture.

          Underwritten registration or underwritten offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

  2.    [Reserved]

  3.    Shelf Registration

          If at any time written notice (a "Demand Notice") is delivered to the Company by the Holders of at least a majority in aggregate principal amount of the Transfer Restricted Securities, then:

           (a)    Shelf Registration. The Issuers shall file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Transfer Restricted Securities (the "Initial Shelf Registration"). The Issuers shall use their best efforts to file with the SEC the Initial Shelf Registration on or before the Filing Date. The Initial Shelf Registration shall be on Form S-1 or another appropriate form permitting registration of such Transfer Restricted Securities for resale by Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Issuers shall not permit any securities other than the Transfer Restricted Securities to be included in the Initial Shelf Registration or any Subsequent Shelf Registration (as defined below).

                  Each of the Issuers shall use its best efforts to cause the Initial Shelf Registration to be declared effective under the Securities Act on or prior to the Effectiveness Date and to keep the Initial Shelf Registration continuously effective under the Securities Act until the date which is two years from the Issue Date, subject to extension pursuant to the last paragraph of Section 5 hereof (the "Effectiveness Period"), or such shorter period ending when (i) all Transfer Restricted Securities covered by the Initial Shelf Registration have been sold in the manner set forth and as contemplated in the Initial Shelf Registration or (ii) a Subsequent Shelf Registration covering all of the Transfer Restricted Securities covered by and not sold under the Initial Shelf Registration or an earlier Subsequent Shelf Registration has been declared effective under the Securities Act; provided, however, that the Effectiveness Period in respect of the Initial Shelf Registration shall be extended to the extent required to permit dealers to comply with the applicable prospectus delivery requirements of Rule 174 under the Securities Act and as otherwise provided herein and shall be subject to reduction to the extent that the applicable provisions of Rule 144 are amended or revised.

                  No Holder may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Issuers in writing, within 15 calendar days after receipt of a request therefor, such information as the Issuers may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary prospectus included therein. No Holder shall be entitled to Liquidated Damages pursuant to Section 4 hereof unless and until such Holder shall have provided all such reasonably requested information. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Issuers all information required to be disclosed in order to make information previously furnished to the Issuers by such Holder not materially misleading.

          (b)    Subsequent Shelf Registrations. If any Shelf Registration ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Issuers shall use their respective best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 30 calendar days of such cessation of effectiveness amend the such Shelf Registration in a manner to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional "shelf" Registration Statement pursuant to Rule 415 covering all of the Transfer Restricted Securities covered by and not sold under the Initial Shelf Registration or an earlier Subsequent Shelf Registration (each, a "Subsequent Shelf Registration"). If a Subsequent Shelf Registration is filed, the Issuers shall use their respective best efforts to cause the Subsequent Shelf Registration to be declared effective under the Securities Act as soon as practicable after such filing and to keep such subsequent Shelf Registration continuously effective for a period equal to the number of calendar days in the Effectiveness Period less the aggregate number of calendar days during which the Initial Shelf Registration or any Subsequent Shelf Registration was previously continuously effective. As used herein the term "Shelf Registration" means the Initial Shelf Registration and any Subsequent Shelf Registration.

          (c)     Supplements and Amendments. The Issuers shall promptly supplement and amend any Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act, or if reasonably requested by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities covered by such Registration Statement or by any underwriter of such Transfer Restricted Securities.

  4.    Liquidated Damages

          (a)    The Issuers and the Initial Investors agree that the Holders will suffer damages if the Issuers fail to fulfill their obligations under Section 3 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Issuers agree, jointly and severally, to pay, as liquidated damages, additional interest on the Notes ("Liquidated Damages") under the circumstances and to the extent set forth below (each of which shall be given independent effect):

                  (i)    if the Initial Shelf Registration has not been filed on or prior to the applicable Filing Date, then, commencing on the day after such Filing Date, Liquidated Damages shall accrue on the principal amount of the Notes at a rate of .50% per annum for the first 90 calendar days immediately following each such Filing Date, and such Liquidated Damages shall increase by an additional .50% per annum on the principal amount commencing at the beginning of each subsequent 90-day period; or

                 (ii)   if the Initial Shelf Registration is not declared effective by the SEC on or prior to the applicable Effectiveness Date, then, commencing on the day after such Effectiveness Date, Liquidated Damages shall accrue on the principal amount of the Notes at a rate of .50% per annum for the first 90 calendar days immediately following the day after such Effectiveness Date, and such Liquidated Damages shall increase by an additional .50% per annum on the principal amount commencing at the beginning of each subsequent 90-day period; or

                  (iii)   if a Shelf Registration has been declared effective and such Shelf Registration ceases to be effective at any time during the Effectiveness Period, then Liquidated Damages shall accrue on the principal amount of the Notes at a rate of .50% per annum for the first 90 calendar days commencing on the day such Shelf Registration ceases to be effective, and such Liquidated Damages shall increase by an additional .50% per annum on the principal amount at the beginning of each subsequent 90-day period (each such event referred to in clauses (i) through (iii) above a "Registration Default");

provided, however, that the Liquidated Damages on the Notes may not exceed at any one time in the aggregate 2.0% per annum; provided, further, however, that (1) upon the filing of the Initial Shelf Registration as required hereunder (in the case of clause (i) above of this Section 4), (2) upon the effectiveness of the Initial Shelf Registration Statement as required hereunder (in the case of clause (ii) of this Section 4), or (3) upon the effectiveness of the applicable Shelf Registration Statement which had ceased to remain effective (in the case of clause (iii) of this Section 4), Liquidated Damages on the Notes in respect of which such events relate as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue.

        (b)    The Issuers shall notify the Trustee within one Business Day after each and every date on which an event occurs in respect of which Liquidated Damages are required to be paid (an "Event Date"). Any amounts of Liquidated Damages due pursuant to (a)(i), (a)(ii) or (a)(iii) of this Section 4 will be payable in cash semi-annually on each Damages Payment Date (to the holders of record (the "Record Holders") on the regular record date therefor (as specified in the Indenture) immediately preceding such dates), commencing with the first such date occurring after any such Liquidated Damages commence to accrue. The amount of Liquidated Damages will be determined by multiplying the applicable Liquidated Damages by the principal amount of the Transfer Restricted Securities, multiplied by a fraction, the numerator of which is the number of calendar days such Liquidated Damages were applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months and, in the case of a partial month, the actual number of calendar days elapsed), and the denominator of which is 360. All accrued Liquidated Damages shall be paid to the Record Holders by the Issuers by wire transfer of immediately available funds or by federal funds check on each Damages Payment Date.

5.     Registration Procedures

        In connection with the filing of any Registration Statement pursuant to Section 3 hereof, the Issuers shall effect such registrations to permit the sale of the securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by the Issuers hereunder the Issuers shall:

        (a)    Prepare and file with the SEC prior to the Filing Date, a Registration Statement or Registration Statements as prescribed by Section 3 hereof, and use their respective best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided, however, that before filing any Registration Statement or any amendments or supplements thereto, the Issuers shall furnish to and afford the Holders of the Transfer Restricted Securities covered by such Registration Statement, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (in each case at least five calendar days prior to such filing, or such later date as is reasonable under the circumstances). The Issuers shall not file any Registration Statement or any amendments or supplements thereto if the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities covered by such Registration Statement, their counsel, or the managing underwriters, if any, shall reasonably object.

        (b)    Prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration Statement as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period; cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act applicable to each of them with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented. The Issuers shall be deemed not to have used their respective best efforts to keep a Registration Statement effective during the Effective Period relating thereto if any of the Issuers voluntarily takes any action that would result in selling Holders covered thereby not being able to sell such Transfer Restricted Securities during that period unless (i) such action is required by applicable law or (ii) such Issuers comply with the provisions of the last sentence of Section 5(k) or the last paragraph of this Section 5.

        (c)    Notify the selling Holders, their counsel and the managing underwriters, if any, promptly (but in any event within one calendar day), and confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act (including in such notice a written statement that any Holder may, upon request, obtain, at the sole expense of the Issuers, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose, (iii) if at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Transfer Restricted Securities the representations and warranties of any of the Issuers contained in any agreement (including any underwriting agreement) contemplated by Section 5(m) hereof cease to be true and correct in all material respects, (iv) of the receipt by any of the Issuers of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Transfer Restricted Securities for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event, the existence of any condition or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in or amendments or supplements to such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of any of the Issuers' determination that a post-effective amendment to a Registration Statement would be appropriate.

        (d)    Use their respective best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Transfer Restricted Securities for sale in any jurisdiction, and, if any such order is issued, to use their respective best efforts to obtain the withdrawal of any such order at the earliest possible date.

        (e)    Subject to the provisions of the last sentence of Section 5(k), if requested by the managing underwriter or underwriters (if any), or the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities being sold in connection with an underwritten offering, (i) as promptly as practicable incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters (if any), such Holders or counsel for any of them reasonably request to be included therein, (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Issuers have received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment, and (iii) supplement or make amendments to such Registration Statement; provided, however, that the Issuers shall not be required to take any action pursuant to this Section 5(e) that would violate applicable law.

        (f)    Furnish to each selling Holder who so requests and to counsel and each managing underwriter, if any, at the sole expense of the Issuers, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

        (g)    Deliver to each selling Holder, their respective counsel, and the underwriters, if any, at the sole expense of the Issuers, as many copies of the Prospectus or Prospectuses (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this Section 5, each of the Issuers hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders and the underwriters or agents, if any, and dealers (if any), in connection with the offering and sale of the Transfer Restricted Securities covered by such Prospectus and any amendment or supplement thereto.

        (h)    Prior to any public offering of Transfer Restricted Securities, to use their respective best efforts to register or qualify, and to cooperate with the selling Holders of Transfer Restricted Securities, the managing underwriter or underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Transfer Restricted Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder or the managing underwriter or underwriters reasonably request in writing; provided, however, that where Transfer Restricted Securities are offered other than through an underwritten offering, the Issuers agree to cause their counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 5(h); keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the applicable Registration Statement; provided, however, that none of the Issuers shall be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (C) subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

        (i)    Cooperate with the selling Holders and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holders may request.

        (j)    Use their respective best efforts to cause the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other United States federal or state governmental agencies or authorities as may be reasonably necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Transfer Restricted Securities, except as may be required solely as a consequence of the nature of such selling Holder's business, in which case the Issuers will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals.

        (k)    Upon the occurrence of any event contemplated by paragraph 5(c)(v) or 5(c)(vi) hereof, as promptly as practicable prepare and (subject to Section 5(a) hereof) file with the SEC, at the sole expense of the Issuers, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the investors of the Transfer Restricted Securities being sold thereunder, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the Issuers shall not be required to amend or supplement a Registration Statement, any related prospectus or any document incorporated therein by reference in the event that, and for a period (a "Black Out Period") not to exceed, for so long as this Agreement is in effect, an aggregate of 60 calendar days in any 360 calendar day period if (x) an event occurs and is continuing as a result of which a Registration Statement, any related prospectus or any document incorporated therein by reference as then amended or supplemented would, in the Issuers' good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (y) (1) the Issuers determine in good faith that the disclosure of such event at such time would have a material adverse effect on the business, operations or prospects of the Issuers or (2) the disclosure otherwise relates to a material business transaction which has not yet been publicly disclosed in any relevant jurisdiction.

        (l)    Prior to the effective date of the first Registration Statement relating to the Transfer Restricted Securities, (i) provide the Trustee with certificates for the Transfer Restricted Securities in a form eligible for deposit with The Depository Trust Company and (ii) provide a CUSIP number for the Transfer Restricted Securities.

        (m)    In connection with any underwritten offering of Transfer Restricted Securities pursuant to a Shelf Registration, enter into an underwriting agreement as is customary in underwritten offerings of debt securities similar to the Notes in form and substance reasonably satisfactory to the Issuers and take all such other actions as are reasonably requested by the managing underwriter or underwriters in order to expedite or facilitate the registration or the disposition of such Transfer Restricted Securities and, in such connection, (i) make such representations and warranties to, and covenants with, the underwriters with respect to the business of the Issuers and their respective subsidiaries (including any acquired business, properties or entity, if applicable) and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings of debt securities similar to the Notes, and confirm the same in writing if and when requested in form and substance reasonably satisfactory to the Issuers; (ii) obtain the written opinions of counsel to the Issuers and written updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters, addressed to the underwriters covering the matters customarily covered in opinions reasonably requested in underwritten offerings and such other matters as may be reasonably requested by the managing underwriter or underwriters; (iii) use their best efforts to obtain "cold comfort" letters and updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters from the independent certified public accountants of the Issuers (and, if necessary, any other independent certified public accountants of any subsidiary of any of the Issuers or of any business acquired by any of the Issuers for which financial statements and financial data are, or are required to be, included or incorporated by reference in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings of debt securities similar to the Notes and such other matters as reasonably requested by the managing underwriter or underwriters as permitted by the Statement on Auditing Standards No. 72; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the sellers and underwriters, if any, than those set forth in Section 7 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Transfer Restricted Securities covered by such Registration Statement and the managing underwriter or underwriters or agents, if any). The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

        (n)    Make available for inspection by any selling Holder of such Transfer Restricted Securities being sold, any underwriter participating in any such disposition of Transfer Restricted Securities, if any, and any attorney, accountant or other agent retained by any such selling Holder or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and instruments of the Issuers and their respective subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Issuers and their respective subsidiaries to supply all information reasonably requested by any such Inspector in connection with such Registration Statement and Prospectus. Each Inspector shall agree in writing that it will keep the Records confidential and that it will not disclose any of the Records unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement or Prospectus, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (iii) disclosure of such information is necessary or advisable, in the opinion of counsel for any Inspector, in connection with any action, claim, suit or proceeding, directly or indirectly, involving or potentially involving such Inspector and arising out of, based upon, relating to, or involving this Agreement or the Purchase Agreement, or any transactions contemplated hereby or thereby or arising hereunder or thereunder, or (iv) the information in such Records has been made generally available to the public; provided, however, that prior notice shall be provided as soon as practicable to the Issuers of the potential disclosure of any information by such Inspector pursuant to clauses (ii) or (iii) of this sentence to permit the Issuers to obtain a protective order (or waive the provisions of this paragraph (n)) and that such Inspector shall take such actions as are reasonably necessary to protect the confidentiality of such information (if practicable) to the extent such action is otherwise not inconsistent with, a material impairment of or in derogation of the rights and interests of the Holder or any Inspector. Each selling Holder will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Issuers unless and until such is made generally available to the public. Each selling Holder will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Issuers and allow the Issuers to undertake appropriate action to prevent disclosure of the Records deemed confidential at the Issuers' expense.

        (o)    Provide an indenture trustee for the Transfer Restricted Securities and cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement relating to the Transfer Restricted Securities; and in connection therewith, cooperate with the trustee under any such indenture and the Holders, to effect such changes to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the TIA; and execute, and use their respective best efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such indenture to be so qualified in a timely manner.

        (p)    Comply with all applicable rules and regulations of the SEC and make generally available to their respective securityholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 calendar days after the end of any 12-month period (or 90 calendar days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first calendar day of the first fiscal quarter of the Issuers after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

        (q)    Cooperate with each seller of Transfer Restricted Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Transfer Restricted Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD").

        (r)    Use their respective best efforts to take all other steps reasonably necessary to effect the registration of the Transfer Restricted Securities covered by a Registration Statement contemplated hereby.

        The Issuers may require each seller of Transfer Restricted Securities as to which any registration is being effected to furnish to the Issuers such information regarding such seller and the distribution of such Transfer Restricted Securities as the Issuers may, from time to time, reasonably request. The Issuers may exclude from such registration the Transfer Restricted Securities of any seller so long as such seller fails to furnish such information within a reasonable time after receiving such request. Each seller as to which any Shelf Registration is being effected agrees to furnish promptly to the Issuers all information required to be disclosed in order to make the information previously furnished to the Issuers by such seller not materially misleading.

        If any such Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Issuers, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Holder, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of any of the Issuers, or (ii) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

        Each Holder agrees by its acquisition of such Transfer Restricted Securities that, upon actual receipt of any notice from the Issuers of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iv), 5(c)(v), or 5(c)(vi) hereof, such Holder will forthwith discontinue disposition of such Transfer Restricted Securities covered by such Registration Statement or Prospectus until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof, or until it is advised in writing (the "Advice") by any of the Issuers that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto. In the event that the Issuers shall give any such notice, the Effectiveness Period shall be extended by the number of calendar days during such periods from and including the date of the giving of such notice to and including the date when each seller of Transfer Restricted Securities covered by such Registration Statement shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof or (y) the Advice.

6.    Registration Expenses

        All fees and expenses incident to the performance of or compliance with this Agreement by the Issuers shall be borne by the Issuers, jointly and severally, whether or not any Shelf Registration is filed or becomes effective, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of the Transfer Restricted Securities and determination of the eligibility of the Transfer Restricted Securities for investment under the laws of such jurisdictions as provided in Section 5(h) hereof)), (ii) printing expenses, including, without limitation, expenses of printing certificates for Transfer Restricted Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the managing underwriter or underwriters, if any, by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in any Registration Statement, (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Issuers, (v) fees and disbursements of all independent certified public accountants referred to in Section 5(m)(iii) hereof (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) Securities Act liability insurance, if the Issuers desire such insurance, (vii) fees and expenses of all other Persons retained by any of the Issuers, (viii) internal expenses of the Issuers (including, without limitation, all salaries and expenses of officers and employees of all of the Issuers performing legal or accounting duties), (ix) the expense of any annual audit, (x) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange, and the obtaining of a rating of the securities, in each case, if applicable, and (xi) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, indentures and any other documents necessary in order to comply with this Agreement.

7.    Indemnification

        (a)    The Issuers agree, jointly and severally, to indemnify and hold harmless the Initial Investors and each Holder, the officers, directors, employees and agents of each such Person, and each Person, if any, who controls any such Person within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a "Participant"), from and against any and all losses, claims, damages, judgments, liabilities and expenses (including, without limitation, the reasonable legal fees and other expenses actually incurred in connection with any suit, action or proceeding or any claim asserted) caused by, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) or Prospectus (as amended or supplemented if any of the Issuers shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Participant furnished to the Issuers in writing by such Participant expressly for use therein; provided, however, that the Issuers will not be liable if such untrue statement or omission or alleged untrue statement or omission was contained or made in any preliminary prospectus and corrected in the final Prospectus or any amendment or supplement thereto and any such loss, liability, claim, or damage or expense suffered or incurred by the Participants resulted from any action, claim or suit by any Person who purchased Transfer Restricted Securities which are the subject thereof from such Participant and it is established in the related proceeding that such Participant failed to deliver or provide a copy of the final Prospectus (as amended or supplemented) to such Person with or prior to the confirmation of the sale of such Transfer Restricted Securities sold to such Person if required by applicable law.

        (b)    Each Participant agrees, severally and not jointly, to indemnify and hold harmless each of the Issuers, their respective directors, their respective officers who sign the Registration Statement and each Person who controls each Issuer within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent (but on a several, and not joint, basis) as the foregoing indemnity from the Issuers to each Participant, but only with reference to information relating to such Participant furnished to the Issuers in writing by such Participant expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary prospectus. The liability of any Participant under this paragraph shall in no event exceed the proceeds received by such Participant from sales of Transfer Restricted Securities giving rise to such obligations.

        (c)    If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such Person (the "Indemnified Person") shall promptly notify the Persons against whom such indemnity may be sought (the "Indemnifying Persons") in writing, and the Indemnifying Persons, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Persons may reasonably designate in such proceeding and shall pay the fees and expenses actually incurred by such counsel related to such proceeding; provided, however, that the failure to so notify the Indemnifying Persons shall not relieve any of them of any obligation or liability which any of them may have hereunder or otherwise, unless their position will be materially compromised or prejudiced by such delay. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Persons and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Persons shall have failed within a reasonable period of time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both any Indemnifying Person and the Indemnified Person or any affiliate thereof and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.

        The Indemnifying Persons shall not be liable for any settlement of any proceeding effected without its prior written consent (which consent shall not be unreasonably withheld or delayed), but if settled with such consent or if there be a final non-appealable judgment for the plaintiff for which the Indemnified Person is entitled to indemnification pursuant to this Agreement, each of the Indemnifying Persons agrees to indemnify and hold harmless each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the prior written consent of the Indemnified Persons (which consent shall not be unreasonably withheld or delayed), effect any settlement or compromise of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party, or indemnity could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional written release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of such Indemnified Person.

        (d)    If the indemnification provided for in the first and second paragraphs of this Section 7 is for any reason unavailable to, or insufficient to hold harmless, an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraphs, in lieu of indemnifying such Indemnified Person thereunder and in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect (i) the relative benefits received by the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other from the offering of the Notes or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative benefits received by the Issuers on the one hand and the Participants on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of discounts and commissions but before deducting expenses) of the Notes received by the Issuers bears to the total proceeds received by such Participant from any sale of Transfer Restricted Securities. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers on the one hand or such Participant or such other Indemnified Person, as the case may be, on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances.

        (e)    The parties agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Participants were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages, judgments, liabilities and expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall a Participant be required to contribute any amount in excess of the amount by which proceeds received by such Participant from sales of Transfer Restricted exceeds the amount of any damages that such Participant has otherwise been required to pay or has paid by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

        (f)    Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 7 shall be paid by the Indemnifying Party to the Indemnified Party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Issuers set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Holder or any person who controls a Holder, any Issuer, their respective directors, officers, employees or agents or any person controlling any Issuer, and (ii) any termination of this Agreement.

        (g)    The indemnity and contribution agreements contained in this Section 7 will be in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

8.    Rules 144 and 144A

        The Issuers covenant and agree that each of them will file the reports required to be filed by each of them under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner in accordance with the requirements of the Securities Act and the Exchange Act and, if at any time any of the Issuers is not required to file such reports, such Issuer will, upon the request of any Holder or beneficial owner of Transfer Restricted Securities, make available such information necessary to permit sales pursuant to Rule 144A under the Securities Act. The Issuers further covenant and agree, for so long as any Transfer Restricted Securities remain outstanding that each of them will take such further action as any Holder of Transfer Restricted Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144(k) and Rule 144A under the Securities Act, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC.

9.    Underwritten Registrations

        If any of the Transfer Restricted Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Securities included in such offering and shall be reasonably acceptable to the Issuers.

        No Holder may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

10.    Miscellaneous

        (a)    No Inconsistent Agreements. None of the Issuers has, as of the date hereof, and none of the Issuers shall, after the date of this Agreement, enter into any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of any of the Issuers' other issued and outstanding securities under any such agreements. Except as otherwise disclosed to the Initial Investors, none of the Issuers has entered and none will enter into any agreement with respect to any of its securities which will grant to any Person piggy-back registration rights with respect to any Registration Statement.

        (b)    Adjustments Affecting Transfer Restricted Securities. None of the Issuers shall, directly or indirectly, take any action with respect to the Transfer Restricted Securities as a class that would adversely affect the ability of the Holders to include Transfer Restricted Securities in a registration undertaken pursuant to this Agreement.

        (c)    Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of (I) the Issuers and (II) the Holders of not less than a majority in aggregate principal amount of the then outstanding Transfer Restricted Securities; provided, however, that Section 7 and this Section 10(c) may not be amended, modified or supplemented without the prior written consent of each Holder (including any person who was a Holder of Transfer Restricted Securities disposed of pursuant to any Registration Statement) affected by any such amendment, modification or supplement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders may be given by Holders of at least a majority in aggregate principal amount of the Transfer Restricted Securities being sold pursuant to such Registration Statement.

        (d)    Notices. All notices and other communications (including, without limitation, any notices or other communications to the Trustee) provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or facsimile:

                (i)    if to a Holder, at the most current address of such Holder set forth on the records of the registrar under the Indenture.

                (ii)    if to any of the Issuers, at the address as follows:

        c/o Ascent Energy Inc.
        1700 Redbud Boulevard, Suite 450K
        McKinney, Texas 75069
        Facsimile No.: (713) 547-7151
        Attention: President

        All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; one Business Day after being timely delivered to a next-day air courier; and when receipt is acknowledged by the addressee, if sent by facsimile.

        Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address and in the manner specified in such Indenture.

        (e)    Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto and the Holders.

        (f)    Release of Guarantors. If any Guarantor is subsequently released from its obligations under the Indenture in accordance with the terms thereof then such Guarantor shall be released from its obligations hereunder.

        (g)    Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

        (h)    Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

        (i)    Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

        (j)    Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

        (k)    [Reserved]

        (l)    Third Party Beneficiaries. Holders are intended third party beneficiaries of this Agreement, and this Agreement may be enforced by such Persons.

        (m)    Entire Agreement. This Agreement, together with the Purchase Agreement and the Indenture, is intended by the parties as a final and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and any and all prior oral or written agreements, representations, or warranties, contracts, understandings, correspondence, conversations and memoranda between the Holders on the one hand and the Issuers on the other, or between or among any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in interest with respect to the subject matter hereof and thereof are merged herein and replaced hereby.

  [Remainder of This Page Intentionally Left Blank]

  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

ASCENT ENERGY INC.

By:
Name:
Title:

PONTOTOC ACQUISITION CORP.
By:
Name:
Title:

By:
Name:
Title:

OKLAHOMA BASIC ECONOMY CORPORATION

By:
Name:
Title:

PONTOTOC HOLDINGS, INC.

By:
Name:
Title:

PONTOTOC GATHERING, L.L.C.

By:
Name:
Title:

JEFFERIES & COMPANY, INC.

By:
Name:
Title:

JEFFERIES & COMPANY, INC.

As Manager for:
Jefferies Partners Opportunity Fund, L.L.C.
Jefferies Partners Opportunity Fund II, L.L.C.
Jefferies Employee Opportunity Fund, L.L.C.

By:
Name:
Title:

ING FURMAN SELZ INVESTORS III L.P.
ING BARINGS U.S. LEVERAGED EQUITY PLAN LLC
ING BARINGS GLOBAL LEVERAGED EQUITY
PLAN LTD.

By:	FS Private Investments III L.L.C., Manager

By:
Name:
Title: Managing Member

SHARED OPPORTUNITY FUND IIB, L.L.C.

By:	TCW Asset Management Company, its Investment Advisor

By:
Name:
Title:

By:
Name:
Title:

TCW LEVERAGED INCOME TRUST IV, L.P.

By:	TCW Asset Management Company, its Investment Advisor

By:
Name:
Title:

By:
Name:
Title:

By:	TCW (LINC IV), L.L.C., as General Partner

By:	TCW Asset Management Company, as its Managing Member

By:
Name:
Title:

By:
Name:
Title:

TCW SHARED OPPORTUNITY FUND III, L.P.

By:	TCW Asset Management Company, its Investment Advisor

By:
Name:
Title:

By:
Name:
Title:

TCW/CRESCENT MEZZANINE PARTNERS, L.P.

By:	TCW/Crescent Mezzanine, L.L.C., its Investment Advisor

By:
Name:
Title:

By:
Name:
Title:

TCW/CRESCENT MEZZANINE TRUST

By:	TCW/Crescent Mezzanine, L.L.C., its Investment Advisor

By:
Name:
Title:

By:
Name:
Title:

TCW/CRESCENT MEZZANINE INVESTMENT
PARTNERS, L.P.

By:	TCW/Crescent Mezzanine, L.L.C., its Investment Advisor

By:
Name:
Title:

By:
Name:
Title:

TIGIST ENERGY, INC., a Delaware corporation

By:
Name:
Title: